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                           FORM N-4, ITEM 24(b)(8.41)
          FORM OF SHAREHOLDER SERVICE AGREEMENT FOR INSTITUTIONAL CLASS SHARES BETWEEN BLACKROCK ADVISORS, LLC & AMERICAN UNITED LIFE INSURANCE COMPANY(R)
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                        SHAREHOLDER SERVICE AGREEMENT FOR
                           INSTITUTIONAL CLASS SHARES

THIS AGREEMENT,  dated as of _____________,  _____ is by and between _______,  a
__________   ("Service  Party"),   and  BlackRock  Advisors,   LLC,  a  Delaware
corporation, or its successors ("BlackRock").

                                   BACKGROUND:

A. BlackRock is the investment adviser to, among others, the investment portfolios of certain registered open-end investment companies distributed by BlackRock Investments, Inc. ("BII") (all such registered open-end investment companies, and the investment portfolios thereof, except for the investment portfolios of (i) BlackRock Liquidity Funds, (ii) Merrill Lynch Funds for Institutions Series, (iii) FDP Series, Inc. and (iv) Managed Account Series, are hereinafter called the "Funds").

B. Service Party provides to banks, third party administrators, plan record keepers and financial institutions ("Clients") that offer mutual fund-based asset allocation, supermarket and/or other similar products requiring shareholder services to participants ("Participants") in their respective fee-based programs or 401(k) or other retirement programs ("Programs").

C. BlackRock makes shares of the Funds ("Shares") available in connection with the Programs offered by the Clients, and in connection therewith desires to retain Service Party to perform certain services described herein, and Service Party is willing to provide such services.

                                     TERMS:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Appointment.

BlackRock hereby appoints Service Party as its agent to perform the services specified herein and in the attached Schedule A (the "Services") with respect to the Participants who maintain Shares through Programs, and Service Party accepts such appointment and undertakes to provide such Services in compliance with all applicable federal, state and local laws, rules and regulations, the rules and regulations of any self-regulatory organization with jurisdiction over Service Party (the foregoing laws, rules and regulations are collectively referred to herein as "Applicable Law"), as well as this Agreement. Service Party shall disclose to its Clients that they are transacting business with Service Party only and not with BlackRock or the Funds and that they shall look only to Service Party and not to BlackRock or the Funds for resolution of problems or discrepancies in their accounts.

2. Purchases and Redemption Orders; Settlement of Transactions.

(a) Method of Communication.

(A) Next Day Transmission of Orders. On each day the New York Stock Exchange is open (a "Business Day"), Service Party shall aggregate and calculate the net purchase and redemption orders for each Program's account ("Account") received by Service Party prior to 4 p.m., Eastern time (the "Close of Trading") on such Business Day. Prior to 8:30 a.m. Eastern Time (or such other time as may be agreed by the parties from time to time) on the next following Business Day, Service Party

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shall  communicate  to BlackRock  or its  designee by  facsimile  or, in Service
Party's discretion, by telephone or any other method agreed upon by the parties, the net aggregate purchase or redemption orders (if any) for each Account received by the Close of Trading on the prior Business Day (the "Trade Date"). All orders communicated to BlackRock or its designee by the 8:30 a.m. deadline (or such other time as may be agreed by the parties from time to time) shall be treated by BlackRock or its designee as if received prior to the Close of Trading on the Trade Date.

(B) Purchases. Service Party will use its best efforts to transmit each purchase order to BlackRock or its designee in accordance with written instructions previously provided by BlackRock or its designee to Service Party. Service Party will use its best efforts to initiate by wire transfer to BlackRock or its designee purchase amounts prior to close of the Business Day following the Trade Date.

(C) Redemptions. With respect to redemption orders placed by Service Party by 8:30 a.m. Eastern Time (or such other time as may be agreed by the parties from time to time) on the first Business Day following the Trade Date, BlackRock or its designee will use its best efforts to initiate by wire transfer to Service Party proceeds of such redemptions by the close of the Business Day following the Trade Date.

Unless otherwise informed in writing, redemption wires should be sent to:

                           [                   ]
                           ABA#:
                           Account Title:
                           Account No.:
                           Reference:

(D) Confirmation. By Trade Date plus two Business Days, purchase and redemption trades can be confirmed through one of the following methods: Access through the following website www.advisorcentral.com or direct calls to the Fund, its transfer agent or the BlackRock.

(b) Purchase Orders. Service Party agrees that purchase orders transmitted by Service Party will be made only for the purpose of covering purchase orders already received from or in connection with Programs. Further, Service Party shall transmit purchase orders immediately and shall not withhold the transmittal of such orders so as to profit itself; provided, however, that the foregoing shall not prevent the purchase of Shares by Service Party for its own bona fide investment. Service Party agrees that it shall not effect any transactions (including, without limitation, the transmission of any purchase and redemption orders) in any Shares registered in the name of, or beneficially owned by, any Participant unless such Participant has granted Service Party full right, power and authority to effect such transactions on the participant's behalf.

3. Recordkeeping.

Recordkeeping and other administrative services to Programs shall be the responsibility of Service Party and shall not be the responsibility of BlackRock or the Funds. BlackRock and the Funds will not maintain separate accounts for Participants. Upon the request of one party to another, the party that the request is being made of shall provide copies of all records that it maintains relating to Accounts of the Funds as may reasonably be requested by each party


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to enable  each party or their  representatives  to comply with any request of a governmental body or self-regulatory organization.

4. Confidentiality.

(a) All confidential information of a party and of the third parties with which it does business, including without limitation information relating to computer systems, shareholder data, customer lists and business plans, is collectively referred to as its "Confidential Information." Except as expressly permitted by this Agreement, each party hereto will: (i) keep and maintain all Confidential Information of the other parties in strict confidence, using such degree of care as is appropriate to avoid unauthorized use or disclosure; (ii) not, directly or indirectly, disclose any Confidential Information of the other party or parties to any third party, except with the other party's or parties' prior written consent; and (iii) not make use of the other party's or parties' Confidential Information for its own purposes or the benefit of any party except the other.

(b) Each party will be permitted to disclose the others' Confidential Information only to its employees, legal counsel, auditors and agents (collectively, "Employees") having a need to know the Confidential Information in connection with the performance of its obligations under this Agreement. The parties will instruct their respective Employees as to their obligations under this Agreement. Despite any contrary provision in this Agreement, any party may disclose the others' Confidential Information to the extent required to comply with law or a court order; provided, however, that each party must promptly notify the other parties of receipt of a request for Confidential Information made pursuant to law or court order, give the other parties a reasonable opportunity to prevent the disclosure of the Confidential Information, and reasonably cooperate with the other parties in any efforts they make to prevent the disclosure of the Confidential Information.

(c) Despite any contrary provision in this Agreement, Confidential Information of a party will not include information that: (i) is or becomes generally known to the public not as a result of a disclosure by the other parties, (ii) is rightfully in the possession of the other parties before disclosure by the first party, (iii) is independently developed by the other parties without reliance on the Confidential Information, or (iv) is received by the other parties in good faith and without restriction from a third party not under a confidentiality obligation to the first party and having the right to make such disclosure. The parties each acknowledge that the disclosure of the others' Confidential Information may cause irreparable injury to the others and damages which may be difficult to ascertain. Therefore, each party will be entitled to injunctive relief upon a disclosure or threatened disclosure of any of its Confidential Information that would violate the terms of this Agreement. Without limitation of the foregoing, each party will advise the others immediately in the event that it learns or has reason to believe that any person or entity which has had access to Confidential Information has violated or intends to violate the terms of this Agreement.

5. Indemnification.

(a) Service Party shall indemnify, defend and hold harmless BlackRock, the Funds and their respective trustees, directors, officers, employees, and agents, and each person who controls any of them within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees ("Losses") they may incur, insofar as such Losses arise out of or are based upon
(i) Service Party's negligence or willful misconduct in the performance of its duties and obligations under this Agreement, (ii) Service Party's violation of Applicable Law in connection with the performance of its duties and

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obligations  under this  Agreement  and (iii) any breach by Service Party of any provision of this Agreement, including any representation, warranty or covenant made in this Agreement. Service Party shall also reimburse the above named persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such Losses. This indemnity provision is in addition to any other liability that Service Party may otherwise have to BlackRock or the Funds.

(b) BlackRock shall indemnify, defend and hold harmless Service Party and its directors, officers, employees, agents and each person who controls Service Party within the meaning of the 1933 Act from and against any and all Losses they may incur, insofar as such Losses arise out of or are based upon (i) BlackRock's negligence or willful misconduct in the performance of its duties and obligations under this Agreement, (ii) BlackRock's violation of Applicable Law in connection with the performance of the duties and obligations under this Agreement and (iii) any breach by BlackRock of any provision of this Agreement, including any representation, warranty or covenant made in this Agreement. BlackRock shall also reimburse the above named persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such Losses. This indemnity provision is in addition to any other liability that BlackRock may otherwise have to Service Party.

(c) Promptly  after receipt by a party  entitled to  indemnification  under this
Section 5 (an "Indemnified Party") of notice of the commencement of an investigation, action, claim or proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5, notify the indemnifying party of the commencement thereof. The indemnifying party will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action and the appointment of satisfactory counsel, Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this Section for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not, without the prior written consent of the Indemnified Party, settle or compromise the liability of the Indemnified Party; provided however, that in the event that the Indemnified Party fails to provide its written consent, the indemnifying party shall thereafter be liable only to the extent of the amount for which the action could otherwise have been settled or compromised.

6. Responsibility of Service Party.

(a) Service Party shall be under no duty to take any action hereunder on behalf of BlackRock except as specifically set forth herein or as may be specifically agreed to by Service Party and BlackRock in a written amendment hereto. Service Party shall be obligated to exercise reasonable care and diligence in the performance of its duties hereunder and to act in good faith in performing services provided for under this Agreement. Service Party shall be liable for any damages arising out of Service Party's failure to perform its duties under this Agreement to the extent such damages arise out of Service Party's willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.

(b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) Service Party shall not be liable for losses beyond its control, provided that Service Party has acted in accordance with the standard of care set forth above; and (ii) Service Party shall not be under any duty or obligation to inquire into and shall not be liable for: (A) the validity or invalidity or authority or lack thereof of any Oral Instruction (as defined below) or Written Instruction (as defined below), notice or other instrument


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


that conforms to the applicable requirements of this Agreement, and which Service Party reasonably believes to be genuine; or (B) delays or errors or loss of data occurring by reason of circumstances beyond Service Party's control including, without limitation, acts of civil or military authority, national emergencies, terrorist acts, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(c) Notwithstanding anything in this Agreement to the contrary, (i) neither Service Party nor its affiliates shall be liable to BlackRock for any consequential, special or indirect losses or damages that BlackRock may incur or suffer by or as a consequence of Service Party's or any affiliate's performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by Service Party or its affiliates and (ii) Service Party's cumulative liability to BlackRock for all losses, claims, suits, controversies, breaches, or damages for any cause whatsoever (including but not limited to those arising out of or related to this Agreement) and regardless of the form of action or legal theory shall not exceed the lesser of $50,000 or the fees received by Service Party for services provided hereunder during the six (6) months immediately prior to the date of such loss or damage.

(d) No party may assert a cause of action against Service Party or any of its affiliates under this Agreement that allegedly occurred more than six (6) months immediately prior to the filing of the suit alleging such cause of action.

(e) Each party shall have a duty to take reasonable measures to mitigate damages for which the other party may become responsible.

(f) "Oral Instructions" mean oral instructions received by Service Party from an Authorized Person (as defined below) or from a person reasonably believed by Service Party to be an Authorized Person. Service Party may, in its sole discretion in each separate instance, consider and rely upon instructions it receives from an Authorized Person via electronic mail as Oral Instructions. "Written Instructions" mean (i) written instructions signed by an Authorized Person and received by Service Party or (ii) trade instructions transmitted (and received by Service Party) by means of an electronic transaction reporting system access to which requires use of a password or other authorized identifier. Written Instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device. "Authorized Person" means any officer of BlackRock and any other person duly authorized by BlackRock's
Board of Directors or trustees to give Oral Instructions and Written Instructions on behalf of BlackRock. An Authorized Person's scope of authority may be limited by setting forth such limitation in a written document signed by both parties hereto.

(g) Notwithstanding anything in this Agreement to the contrary, Service Party shall have no liability either for any error or omission of any of its predecessors as servicer on behalf of BlackRock or for any failure to discover any such error or omission.

7. Limitation of Liability.

No party shall be liable to the other for any error of judgment or mistake of law or for any loss suffered by the other party in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.       Representations and Warranties.

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(a)      BlackRock hereby represents and warrants to Service Party that:

(i) It has the corporate power and the authority to enter into and perform all of its duties and obligations under this Agreement;

(ii)  This  Agreement   constitutes  a  legal,  valid  and  binding  obligation,
enforceable against it in accordance with its terms;

(iii) No consent or authorization of, filing with, or other act by or in respect of any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(iv) The execution, performance and delivery of this Agreement by it will not result in it violating any Applicable Law or breaching or otherwise impairing any of its contractual obligations; and

(v) Prospectuses or other materials concerning the Funds are complete and accurate in all material respects and do not contain any material omission or misstatement of a material fact necessary to make the information not misleading.

(b) Service Party hereby represents and warrants to BlackRock that:

(i) It has the corporate power and the authority to enter into and perform all of its duties and obligations under this Agreement;

(ii) This Agreement constitutes its legal, valid and binding obligation, and is enforceable against it in accordance with its terms;

(iii) No consent or authorization of, filing with, or other act by or in respect of any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(iv) The execution, performance and delivery of this Agreement by Service Party will not result in it violating any Applicable Law or breaching or otherwise impairing any of its contractual obligations;


(v) It has not been previously indicted or convicted of any criminal charges, including money laundering, and it is not the subject of any criminal action of any nature or of any regulatory action relating to money laundering.

9.   Compliance with Laws; Reliance on Instructions.

Service Party shall comply with all Applicable Law, specifically including but not limited to Rule 22c-1(a) under the Investment Company Act of 1940, as amended (the "1940 Act"), and all requirements to provide specific disclosures to Participants. Service Party will, upon request, annually certify to compliance with all Applicable Law. Service Party agrees to promptly advise BlackRock if it receives notice of any of the following: (1) any Client complaint, litigation initiated or threatened, or communication by a regulatory authority which relates to a Fund or to a transaction in Shares by Service Party; or (2) any notice of an examination by any regulatory agency or self-regulatory organization that may or has resulted in a material compliance deficiency; and Service Party agrees to promptly provide BlackRock with such information and

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documentation  thereon as BlackRock may request.  Service Party acknowledges and agrees that BlackRock is not responsible for Service Party's compliance with Applicable Law.

Service Party has policies and procedures in place in order to comply with all such requirements as applicable and effective, including its obligations under the provisions of the International Money Laundering Abatement Act, the USA PATRIOT Act, the Bank Secrecy Act ("BSA") and any other anti-money laundering law, rule or regulation applicable to Service Party as a financial institution under the BSA, or otherwise. Subject to legal restrictions, Service Party will, upon request, promptly provide to BlackRock evidence of those policies and procedures and Service Party's compliance therewith and/or evidence establishing the identities and sources of funds for each purchase of Shares. Service Party agrees to provide BlackRock with such information as it may reasonably request, including but not limited to the filling out of questionnaires, attestations and other documents, to enable BlackRock and the Funds to fulfill their obligations under the PATRIOT Act, and, upon BlackRock's request, to file a notice pursuant to Section 314 of the PATRIOT Act and the implementing regulations related thereto to permit the voluntary sharing of information between Service Party and BlackRock. Upon filing such a notice Service Party agrees to forward a copy to BlackRock, and further agrees to comply with all requirements under the PATRIOT Act and implementing regulations concerning the use, disclosure, and security of any information that is shared. To the best of Service Party's knowledge none of its customer(s): (i) is a country, territory, individual entity or organization named on any "watch list" issued by the Office of Foreign Assets Control ("OFAC"); or (ii) is on any similar list issued by the government of any jurisdiction in which Service Party is doing business; or (iii) is otherwise publicly identified on any similar list of sanctioned persons issued publicly or directly to Service Party by a regulator or other government-affiliated bureau, agency or organization in any jurisdiction in which we are doing business. Service Party has established procedures to identify customer(s) on such lists.

10.      Duration and Termination.

Any party may terminate this Agreement: (a) by providing 30 days' written notice to the other parties; (b) at any time by giving 30 days' written notice to the other party in the event of a material breach of this Agreement by such party that is not cured during such 30-day period; (c) upon institution of formal proceedings relating to the legality of the terms and conditions of this Agreement by the National Association of Securities Dealers, Inc., the U.S.
Securities and Exchange Commission, or any other regulatory body; (d) upon assignment of this Agreement in contravention of the terms hereof; (e) in the event Shares are not registered, issued or sold in conformity with federal law or such law precludes the use of Shares as an underlying investment medium for the Programs; prompt notice shall be given by a party to the others in the event the conditions of this provision occur; and (f) upon such shorter notice as is required by law, order, or instruction by a court of competent jurisdiction or a regulatory body or self-regulatory organization with jurisdiction over the terminating party. Upon termination and upon request (and, if requested, at the expense of the requesting party), the other parties to this Agreement shall deliver to the requesting party any records which the requesting party may be required by law or regulation to have access to or to maintain.

11.      Notices.

All notices and other communications, including Written Instructions, shall be in writing or by confirming telegram, cable, telex or facsimile sending device. Notices shall be addressed (a) if to Service Party, at
____________________________________;  (b)  if to  BlackRock,  at 40  East  52nd
Street, New York, NY 10022, Attention: Anne Ackerley, with a copy to: Robert Connolly, General Counsel, at 40 East 52nd Street, New York, NY 10022, or (c) if to neither of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the other party. If notice is sent by confirming telegram, cable, telex or

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facsimile sending device, it shall be deemed to have been given immediately.  If notice is sent by first-class mail, it shall be deemed to have been given three days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered.

12.      Amendments and Waiver.

This Agreement may be amended by written agreement signed by the parties hereto.

13.      Delegation; Assignment.

This Agreement is not assignable or transferable without the prior written consent of the other party, except that upon thirty (30) days prior written notice to the other party, a party may assign its rights and delegate its duties hereunder to any person that controls, is controlled by or is under common control with it. Consent to assignment by either party to this Agreement may not be unreasonably withheld. A change in control of either party shall not constitute an assignment of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

14.      Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.      Further Actions.

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. BlackRock and the Funds shall have full authority to take such action as they may deem advisable in respect of all matters pertaining to the continuous offering of the Shares. In no way shall the provisions of this Agreement limit the authority of BlackRock or the Funds to take such lawful action as they may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. BlackRock and the Funds shall be under no liability to Service Party or its Clients except for lack of good faith and for obligations expressly assumed by BlackRock and the Funds herein. Nothing contained in this paragraph is intended to operate as, and the provisions of this paragraph shall not in any way whatsoever constitute, a waiver by Service Party of compliance with any provision of the Securities Act of 1933, as amended, or of the rules and regulations of the SEC issued thereunder.

16.      Miscellaneous.

(i) Entire Agreement. This Agreement, including all exhibits, contains the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings with regard to the Funds, including without limitation any agreements between Service Party or its affiliates and (i) State Street Research & Management Company, its
affiliates and/or the State Street Research mutual funds or (ii) FAM Distributors, Inc. and/or the mutual funds advised by Merrill Lynch Investment Managers or one of its affiliates, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties and Oral Instructions.

(ii) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


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(iii)  Governing  Law. This  Agreement  shall be governed by and  interpreted in accordance with the internal laws of the State of New York, exclusive of conflict of law provisions.

(iv) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(v) No Representations or Warranties. Except as expressly provided in this Agreement, Service Party hereby disclaims all representations and warranties, express or implied, made to BlackRock or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or any goods provided incidental to services provided under this Agreement. Service Party disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.

(vi) Facsimile Signatures. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

(vii)   Survival.   The   provisions   of   Sections  4   (Confidentiality),   5
(Indemnification), 12 (Amendments and Waiver), 17 (Maintenance of Records) and 18 (Intellectual Property) shall survive termination of this Agreement.

(viii) Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

17.      Maintenance of Records.

Each party will maintain and preserve all records as required by law to be maintained and preserved by it in connection with the performance of its obligations under this Agreement. Upon the reasonable request of another party, a party will provide copies of historical records relating to transactions between the Funds and the Programs, written communications regarding the Funds to or from the Programs and other materials that enable the requesting party to monitor and review the other party's or parties' performance or perform general customer supervision.

18.      Intellectual Property.

Except to the extent required by applicable law, no party shall use any other party's names, logos, trademarks or service marks, whether registered or unregistered, without the prior consent of the other party.

                                       9
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

[SERVICE PARTY]                       BLACKROCK ADVISORS, LLC


By:__________________________                   By _________________________
Name:                                                 Name:
Title:                                                Title:

                                       10

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                                   SCHEDULE A
                                    SERVICES


In conjunction with Programs that utilize Institutional Shares of the Funds, Service Party shall provide general shareholder services including:


(i) answering Participants inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the Participants' investments;

(ii) assisting Clients in designating and changing dividend options, account designations and addresses; and ( iii) providing such other similar services as the BlackRock, its designee or a Participant may reasonably request.

                                       11
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